UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to 14(a) of the

Securities Exchange Act of 1934

AMENDMENT NO. 1

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

ULTRA PETROLEUM CORP.
(Name of registrant as specified in its charter)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11:

	(1)	Title of each class of securities to which transaction applies

	(2)	Aggregate number of securities to which transaction applies

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

	(4)	Proposed maximum aggregate value of transaction

	(5)	Total fee paid

☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

	(1)	Amount previously paid

	(2)	Form, Schedule or Registration Statement No.

	(3)	Filing Party

	(4)	Date Filed

EXPLANATORY NOTE

This Amendment No. 1 to the Company’s Definitive Proxy Statement filed April 10, 2012 is being filed to amend and correct the proxy card which was filed as part of that Proxy Statement. The proxy card as originally filed contained a typographical error in the voting instructions, and the form of proxy card in this Amendment No. 1 corrects the error.

Please note no changes have been made to the body of the proxy statement itself, and the form of the proxy card that is being mailed to the Company’s shareholders is the correct version. This Amendment No. 1 applies only to the version of the proxy card originally filed with the Securities and Exchange Commission on April 10, 2012.

9th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com

MR SAM SAMPLE 123 SAMPLES STREET SAMPLETOWN SS X9X 9X9	Security Class Holder Account Number C1234567890	123 X X X

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Form of Proxy - Annual and Special Meeting of Shareholders to be held on May 22, 2012

    This Form of Proxy is solicited by and on behalf of Management.

    Notes to proxy

1.	Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.	If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3.	This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.	The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6.	The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.	This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

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8.	This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 10:00 AM, Mountain Daylight Time, on Thursday, May 17, 2012.

    VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

• Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free	• Go to the following web site: www.investorvote.com	.

     If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 123456789012345

00VXPA

+	MR SAM SAMPLE	C1234567890 xxx 123	+

Appointment of Proxyholder
I/We being holder(s) of Ultra Petroleum Corp. hereby appoint(s): Michael D. Watford, or failing him, Garrett B. Smith,	OR	Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of shareholders of Ultra Petroleum Corp. to be held at the Sheraton Suites Calgary Eau Claire, 255 Barclay Parade SW, Calgary, Alberta, T2P 5C2, on May 22, 2012 at 10:00 AM (Mountain Daylight Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY	HIGHLIGHTED TEXT	OVER THE BOXES.

1. Election of Directors
	For	Against	Withhold		For	Against	Withhold		For	Against	Withhold

01. Michael D. Watford	☐	☐	☐	02. W. Charles Helton	☐	☐	☐	03. Stephen J. McDaniel	☐	☐	☐

04. Roger A. Brown	☐	☐	☐

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										For	Withhold

2. Appointment of Auditors
Appointment of Ernst & Young LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.										☐	☐

									For	Against	Withhold

3. Non-Binding Advisory Vote on Executive Compensation
Resolved, the shareholders of the Company approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative discussion, in the Company’s most recent proxy statement.									☐	☐	☐

									For	Against	Withhold

4. Approval of Material Terms of Executive Officer Performance Goals									☐	☐	☐

									For	Against	Withhold

5. If Presented, A Shareholder Proposal Which is Opposed by the Board of Directors									☐	☐	☐

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Authorized Signature(s) – This section must be completed for your instructions to be executed.	Signature(s)	Date
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.		DD / MM / YY

Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail.	☐	Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail.	☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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